As filed with the Securities Exchange Commission on November 10, 1998
                                                      Registration No. 333-66931
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                     --------------------------------------

                                 AMENDMENT No. 1
                                       TO
                                    FORM S-3
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                     --------------------------------------

                       KINDER MORGAN ENERGY PARTNERS, L.P.
                        KINDER MORGAN OPERATING L.P. "A"
                        KINDER MORGAN OPERATING L.P. "B"
                        KINDER MORGAN OPERATING L.P. "C"
                        KINDER MORGAN OPERATING L.P. "D"
                  KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION
                             KINDER MORGAN CO2, LLC
                       KINDER MORGAN BULK TERMINALS, INC.
             (Exact name of registrant as specified in its charter)
               Delaware                             76-0380342
               Delaware                             76-0380015
               Delaware                             76-0414819
               Delaware                             76-0547319
               Delaware                             76-0561780
               Delaware                             76-0256928
               Delaware                             76-0563308
               Louisiana                            72-1073113

     (State or other jurisdiction                 (I.R.S. Employer
  of incorporation or organization)            Identification Number)

                        1301 McKinney Street, Suite 3450
                              Houston, Texas 77010
                                 (713) 844-9500

                    (Address, zip code, and telephone number,
                  of registrant's principal executive offices)

                                Joseph Listengart
                       Kinder Morgan Energy Partners, L.P.
                        1301 McKinney Street, Suite 3450
                              Houston, Texas 77010
                                 (713) 844-9500

                     (Name, address, zip code and telephone
                            number, of service agent)

                                    Copy to:

                                 George E. Rider
                              Patrick J. Respeliers
                            Morrison & Hecker L.L.P.
                                2600 Grand Avenue
                           Kansas City, Missouri 64108

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Approximate  commencement  date of proposed public sale: From time to time after the effective date of this Registration Statement.

     If the only securities being registered on this form are being offered by dividend or interest reinvestment plans, check the following box. [ ]
     If any of the securities being registered on this form will be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]
     If this form is filed to register additional securities for an offering pursuant to rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act of 1933, please check the following box. [ ]


The registrant amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant files a further amendment which specifically states that this Registration Statement shall become effective according to Section 8(a) of the Securities Act or until the Registration Statement shall become effective on such date as the Securities Exchange Commission, acting under Section 8(a), may determine.

Explanatory Note:  We are filing this Amendment solely for the purpose of filing
Exhibit 5.

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16. Exhibits

 **1.1  -Form of Underwriting Agreement (for Units)

 **1.2  -Form of Underwriting Agreement (for Debt Securities)

***3.1  -Second   Amendment  to  Amended  and  Restated   Agreement  of  Limited
         Partnership dated as of February 14, 1997 (Exhibit 3.1 to the Partner-ship's Registration Statement on Form S-4 (File No. 333-46709)).

***4.1  -Specimen  Certificate  representing Common Units (Exhibit  4.1  to  the
         Partnership's  Registration Statement on Form S-4 (File No. 333-46709).

 **4.2  -Form of Senior Indenture

 **4.3  -Form of Subordinated Indenture

    *5 -Opinion of Morrison & Hecker L.L.P.as to the legality of the securities registered hereby

   **8  -Opinion  of  Morrison  &  Hecker  L.L.P.  as to tax  matters

  **12  -Statement  of  Computation  of ratio of earnings to fixed charges

**23.1  -Consent of Morrison & Hecker  L.L.P.  (included in Exhibits 5 and 8)

**23.2  -Consent of Arthur Andersen LLP

**23.3  -Consent of PriceWaterhouseCoopers LLP

**23.4  -Consent of PriceWaterhouseCoopers LLP

**24.1  -Power of Attorney (included on signature page)

****26.1-Form  T-1 Statement of  Eligibility  and Qualification

***99.1 -Balance Sheet of Kinder  Morgan G.P.,  Inc., as of December  31,   1997
        (Exhibit  99.1   to  the Partnership's  Registration  Statement  on Form
        S-4 (File No. 333-46709).

------------------------

     *   Filed herewith.
     **  Previously Filed
     *** Incorporated by reference.
     ****To be filed with a Current Report on Form 8-K or a Post-Effective Amendment to Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 1 to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on November 10, 1998.

                                KINDER MORGAN ENERGY  PARTNERS,  L.P.
                                (A Delaware Limited Partnership)
                                By: KINDER MORGAN G.P., INC.
                                as General Partner

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER MORGAN OPERATING L.P. "A"
                                (A Delaware Limited Partnership)
                                By: KINDER MORGAN G.P., INC.
                                as General Partner

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER MORGAN OPERATING L.P."B"
                                (A Delaware Limited Partnership)
                                By: KINDER MORGAN G.P., INC.
                                as General Partner

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER MORGAN OPERATING L.P."C"
                                (A Delaware Limited Partnership)
                                By: KINDER MORGAN G.P., INC.
                                as General Partner

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER MORGAN OPERATING L.P. "D"
                                (A Delaware Limited Partnership)
                                By: KINDER MORGAN G.P., INC.
                                as General Partner

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER MORGAN ENERGY NATURAL GAS LIQUIDS
                                CORPORATION
                                (A Delaware Corporation)

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER MORGAN CO2, LLC
                                (A Delaware  Limited  Liability Company)
                                By:  KINDER  MORGAN   OPERATING L.P. "A"
                                as sole Member
                                By: KINDER MORGAN G.P., INC.
                                as General Partner

                                By:/s/William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman

                                KINDER  MORGAN BULK  TERMINALS, INC.
                                (A Louisiana Corporation)

                                By: /s/ William V. Morgan
                                    William V. Morgan,
                                    Vice Chairman


         Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 1 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                    KINDER MORGAN ENERGY PARTNERS G.P., Inc.

          (General Partner to Kinder Morgan Operating L.P. "A", General
          Partner to Kinder Morgan Operating L.P. "B", General Partner
         to Kinder Morgan Operating L.P. "C", General Partner to Kinder
           Morgan Operating L.P. "D", and Kinder Morgan Operating L.P.
               "A" is the sole Member of Kinder Morgan CO2, LLC.)

          Name                      Title                         Date

 _________*________   Chairman  of the  Board and Chief      November 10, 1998
 Richard D. Kinder    Executive   Officer   of   Kinder
                      Morgan G.P., Inc.

 /s/William V. Morgan Director  and  Vice  Chairman  of      November 10, 1998
 William V. Morgan    Kinder Morgan G.P., Inc.

 _________*________   Director of Kinder  Morgan  G.P.,      November 10, 1998
 Alan L. Atterbury    Inc.

 _________*________   Director of Kinder  Morgan  G.P.,      November 10, 1998
 Edward O. Gaylord    Inc.

 _________*________   Director,   President  and  Chief      November 10, 1998
 Thomas B. King       Operating   Officer   of   Kinder
                      Morgan G.P., Inc.

 _________*________   Vice  President,  Chief Financial      November 10, 1998
 David G. Dehaemers,  Officer   and  Chief   Accounting
 Jr.                  Officer  of Kinder  Morgan  G.P.,
                      Inc.

*By:/s/ William V. Morgan
   William V. Morgan
   Attorney-in-Fact

                  KINDER MORGAN NATURAL GAS LIQUIDS CORPORATION

          Name                      Title                         Date

 _________*________   Director   and  Chief   Executive      November 10, 1998
 Richard D. Kinder    Officer of Kinder Morgan  Natural
                      Gas Liquids Corporation.

 /s/William V. Morgan Director    of   Kinder    Morgan      November 10, 1998
 William V. Morgan    Natural Gas Liquids Corporation.

 _________*________   Director    of   Kinder    Morgan      November 10, 1998
 Thomas B. King       Natural Gas Liquids Corporation.

 _________*________   Chief   Financial    Officer   of      November 10, 1998
 David G.Dehaemers,   Kinder Morgan    Natural   Gas
 Jr.                  Liquids Corporation

*By /s/William V. Morgan
   William V. Morgan
   Attorney-in-Fact

              KINDER MORGAN BULK TERMINALS, INC.

          Name                      Title                         Date

 _________*________   Director  of Kinder  Morgan  Bulk      November 10, 1998
 Richard D. Kinder    Terminals, Inc.

 /s/William V.Morgan  Director  of Kinder  Morgan  Bulk      November 10, 1998
 William V. Morgan    Terminals, Inc.

 _________*________   President  and  (chief  executive      November 10, 1998
 Thomas B. Stanley    officer)  of Kinder  Morgan  Bulk
                      Terminals, Inc.

 _________*________   Treasurer,  (principle  financial      November 10, 1998
 David G. Dehaemers,  officer, and principle accounting
 Jr.                  officer)  of  Kinder Morgan Bulk
                      Terminals, Inc.

*By:/s/William V. Morgan
   William V. Morgan
   Attorney-in-Fact

                                INDEX TO EXHIBITS


     Exhibit
     Number


  **1.1  -Form of Underwriting Agreement (for Units)

  **1.2  -Form   of   Underwriting    Agreement   (for   Debt
         Securities)

 ***3.1 -Second Amendment to Amended and Restated Agreement of Limited Partnership dated as of February 14, 1997 (Exhibit 3.1 to the Partnership's Registration Statement on Form S-4 (File No. 333-46709)).

  ***4.1 -Specimen  Certificate  representing  Common  Units
         (Exhibit  4.1  to  the  Partnership's  Registration
         Statement on Form S-4 (File No. 333-46709).

   **4.2 -Form of Senior Indenture

   **4.3 -Form of Subordinated Indenture

    *5 -Opinion of Morrison & Hecker L.L.P. as to the legality of the securities registered hereby

   **8 -Opinion of Morrison & Hecker L.L.P. as to tax matters

  **12   -Statement  of  Computation  of ratio of earnings to
          fixed charges

  **23.1 -Consent of Morrison & Hecker  L.L.P.  (included in
          Exhibits 5 and 8)

  **23.2 -Consent of Arthur Andersen LLP

  **23.3 -Consent of PriceWaterhouseCoopers LLP

  **23.4 -Consent of PriceWaterhouseCoopers LLP

  **24.1 -Power of Attorney (included on signature page)

****26.1 -Form  T-1   Statement  of   Eligibility   and
          Qualification

 ***99.1 -Balance  Sheet of Kinder  Morgan G.P.,  Inc., as of
          December   31,   1997    (Exhibit   99.1   to   the
          Partnership's  Registration  Statement  on Form S-4
          (File No. 333-46709).



--------------------------

*    Filed herewith.
**   Previously Filed.
***  Incorporated by reference.
**** To be filed with a Current Report on Form 8-K or a Post-Effective Amendment to Registration Statement.